STATEMENT TO NOTEHOLDERS

Household Home Equity Loan Trust 2003-2

Payment Number	1
Beginning Date of Collection Period	9-Dec-03
End Date of Collection Period	31-Dec-03
Payment Date	20-Jan-04
Previous Payment Date	n/a

Funds Disbursement
Collected Funds	24,299,293.31
Available Payment Amount	24,031,946.92
Principal Collections	20,256,893.49
Interest Collections (net of servicing fee)	3,775,053.43
Net of principal recoveries	3,775,053.43
Principal recoveries	-
Servicing fee	267,346.39
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	24,299,293.31
Interest Paid to Notes	1,026,970.42
Principal Paid to Notes	23,004,976.50
Transferor - pursuant to Section 5.01 (a) (xii)	-
Servicing Fee	267,346.39

Pool Balance
Beginning Pool Balance	836,910,453.27
Principal Collections (including repurchases)	20,256,893.49
Additional Principal Reduction Amount	0.00
Ending Pool Balance	816,653,559.78

Collateral Performance
Cash yield (% of beginning balance, annualized)	7.56%
Loss rate (net of principal recoveries; % of beginning balance)
Net yield	7.56%
Realized Losses	-
Cumulative Realized Losses	-
Cumulative Loss Percentage	-
Delinquent Loans:
One payment principal balance of loans	0.00
One payment number of loans	-
Two payments principal balance of loans	0.00
Two payments number of loans	-
Three-payments plus principal balance of loans	0.00
Three-payments plus number of loans	-
Two Payment-Plus Delinquency Percentage (for related Collection Period)
Two Payment-Plus Rolling Average (for such Payment Date)

Home Equity Loan Detail
Number of loans purchased or susbstituted pursuant to Section 2.02
Principal balance of loans purchased or susbstituted pursuant to Section 2.02
Number of loans purchased or susbstituted pursuant to Section 2.04
Principal balance of loans purchased or susbstituted pursuant to Section 2.04
Number of loans purchased or susbstituted pursuant to Section 3.01
Principal balance of loans purchased or susbstituted pursuant to Section 3.01
Substitution Adjustment Amounts	-

Number outstanding beginning of period	7,109
Number outstanding end of period	6,955
Principal balance of all REO as of the end of the Collection Period
Number of loans that went into REO during the Collection Period
Principal balance of loans that went into REO during the Collection Period

Overcollateralization
Begin OC Amount	100,428,453.27
OC Release Amount	0.00
Extra Principal Payment	2,748,083.01
End OC Amount	103,176,536.28

Target OC Amount	140,182,500.92
Interim OC Amount	100,428,453.27
Interim OC Deficiency	39,754,047.65

Monthly Excess Cashflow	2,748,083.01
Principal Payment Amount	20,256,893.49
Principal Collections	20,256,893.49
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Master Servicer Termination Event	No
Event of Default	No
Total Note Principal Amount divided by Total Original Note Principal Amount

Interest Calculations
1 month LIBOR	1.15000%
Class A Formula Rate (1-mo. Libor plus 33 bps)	1.48000%
Class A Note Rate	1.48000%
Class M Formula Rate (1-mo. Libor plus 58 bps)	1.73000%
Class M Note Rate	1.73000%
Available Funds Cap	8.58945%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	32.592972
2. Principal Payment per $1,000	31.236305
3. Interest Payment per $1,000	1.356667

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.48000%
2. Days in Accrual Period	33

3. Class A Interest Due	834,526.37
4. Class A Interest Paid	834,526.37
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	615,130,000.00
2. Class A Principal Due	19,214,388.40
3. Class A Principal Paid	19,214,388.40
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	595,915,611.60

7. Class A Note Principal Amount as a % of Original Class A Note Principal Amount, EOP
8. Class A Note Principal Amount as a % of the Pool Balance, EOP

Class M Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	32.822138
2. Principal Payment per $1,000	31.236305
3. Interest Payment per $1,000	1.585833

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.73000%
2. Days in Accrual Period	33

3. Class M Interest Due	192,444.05
4. Class M Interest Paid	192,444.05
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	121,352,000.00
2. Class M Principal Due	3,790,588.10
3. Class M Principal Paid	3,790,588.10
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	117,561,411.90

7. Class M Note Principal Amount as a % of Original Class M Note Principal Amount, EOP
8. Class M Note Principal Amount as a % of the Pool Balance, EOP